Fiscal Year 2014 Q4 Earnings Supplemental Schedules

Fiscal Year Ended January 31, 2014

April 9, 2014

Company Speakers

Robert M. Dutkowsky
Chief Executive Officer

Jeffery P. Howells
Executive Vice President
and Chief Financial Officer

Forward-Looking Statements and Non-GAAP Financial Information

Forward-Looking Statements – Certain statements made in this presentation are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed April 9, 2014, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

Non-GAAP Financial Information – This presentation includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Worldwide Sales

$ in Billions



Quarterly Results
$6.1
$6.3
$6.4
$8.0
37%
41%
40%
34%
63%
59%
60%
66%



Fiscal Year Results
$25.4
$26.8
39%
38%
61%
62%

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Americas	$2.3	$2.6	$2.6	$2.7
Europe	$3.8	$3.7	$3.8	$5.3
Reported Y/Y Growth	4%	6%	6%	7%
FX - Adjusted Y/Y Growth	5%	3%	3%	5%

	FY13	FY14
Americas	$9.8	$10.2
Europe	$15.5	$16.6
Reported Y/Y Growth	-1%	6%
FX - Adjusted Y/Y Growth	3%	4%

Tech Data
The Difference in Distribution

The Americas Sales

$ in Billions

Quarterly Results


$2.3
$2.6
$2.6
$2.7
Q1FY14
Q2FY14
Q3FY14
Q4FY14

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Reported Y/Y Growth	-7%	9%	9%	4%

Fiscal Year Results


$9.8
$10.2
FY13
FY14

	FY13	FY14
Reported Y/Y Growth	-6%	4%

Europe Sales (in USD)

$ in Billions


Quarterly Results
$3.8
$3.7
$3.8
$5.3
Q1FY14
Q2FY14
Q3FY14
Q4FY14

Reported Y/Y Growth 12% 4% 4% 9%


Fiscal Year Results
$15.5
$16.6
FY13
FY14

Reported Y/Y Growth 2% 7%

Tech Data
The Difference in Distribution

Europe Sales (in euros)

€ in Billions


Quarterly Results
€ 2.9
€ 2.8
€ 2.8
€ 3.9
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Reported Y/Y Growth
13%
-0.4%
-2%
5%


Fiscal Year Results
€ 12.0
€ 12.5
FY13
FY14
Reported Y/Y Growth
9%
4%

Gross Profit and Margin

$ in Millions

Quarterly Results


5.24%
4.99%
5.12%
4.99%

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Gross Profit	$322.4	$315.8	$326.1	$398.0
Gross Margin	5.24%	4.99%	5.12%	4.99%

Fiscal Year Results


5.14%
5.08%

	FY13	FY14
Gross Profit	$1,303.1	$1,362.3
Gross Margin	5.14%	5.08%

Tech Data
The Difference in Distribution

SG&A Expenses (non-GAAP)

$ in Millions

Quarterly Results(1)


4.49%
4.23%
4.12%
3.52%

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Non-GAAP SG&A exp	$276.1	$267.8	$262.7	$280.7
Non-GAAP SG&A %	4.49%	4.23%	4.12%	3.52%
GAAP SG&A exp	$283.4	$275.0	$270.1	$288.0
GAAP SG&A %	4.61%	4.35%	4.24%	3.61%

Fiscal Year Results(1)


3.92%
4.05%

	FY13	FY14
Non-GAAP SG&A exp	$992.8	$1,087.4
Non-GAAP SG&A %	3.92%	4.05%
GAAP SG&A exp	$1,009.9	$1,116.6
GAAP SG&A %	3.98%	4.16%

(1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

Worldwide Operating Income (non-GAAP)

$ in Millions

Quarterly Results(1)


0.75%
0.76%
0.99%
1.47%

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Non-GAAP Operating Income	$46.3	$48.0	$63.4	$117.3
Non-GAAP Operating Margin	0.75%	0.76%	0.99%	1.47%
GAAP Operating Income	$36.0	$29.9	$63.9	$97.7
GAAP Operating Margin	0.59%	0.47%	1.00%	1.23%

Fiscal Year Results(1)


1.22%
1.03%

	FY13	FY14
Non-GAAP Operating Income	$310.3	$274.9
Non-GAAP Operating Margin	1.22%	1.03%
GAAP Operating Income	$263.7	$227.5
GAAP Operating Margin	1.04%	0.85%

(1) See the GAAP to Non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

The Americas Operating Income (non-GAAP)

$ in Millions

Quarterly Results[1][2]



1.26%
1.33%
1.31%
1.35%
Q1FY14
Q2FY14
Q3FY14
Q4FY14

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Non-GAAP Operating Income[2]	$29.0	$35.0	$33.7	$36.3
Non-GAAP Operating Margin[2]	1.26%	1.33%	1.31%	1.35%
GAAP Operating Income[1]	$27.2	$32.0	$53.3	$43.6
GAAP Operating Margin[1]	1.19%	1.22%	2.07%	1.62%

Fiscal Year Results[1][2]



1.53%
1.32%
FY13
FY14

	FY13	FY14
Non-GAAP Operating Income[2]	$150.1	$134.0
Non-GAAP Operating Margin[2]	1.53%	1.32%
GAAP Operating Income[1]	$150.1	$156.1
GAAP Operating Margin[1]	1.53%	1.53%

[1] Before stock compensation expense.
[2] See the GAAP to non-GAAP reconciliation in the appendix.

Europe Operating Income (non-GAAP)

$ in Millions

Quarterly Results[(1)(2)]



0.53%
0.41%
0.82%
1.57%

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Non-GAAP Operating Income[(2)]	$20.4	$15.3	$31.3	$82.9
Non-GAAP Operating Margin[(2)]	0.53%	0.41%	0.82%	1.57%
GAAP Operating Income[(1)]	$11.9	$0.1	$12.2	$56.0
GAAP Operating Margin[(1)]	0.31%	0.00%	0.32%	1.06%

Fiscal Year Results[(1)(2)]



1.12%
0.90%

	FY13	FY14
Non-GAAP Operating Income[(2)]	$173.8	$149.8
Non-GAAP Operating Margin[(2)]	1.12%	0.90%
GAAP Operating Income[(1)]	$127.3	$80.2
GAAP Operating Margin[(1)]	0.82%	0.48%

[(1)] Before stock compensation expense.

[(2)] See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

Net Income and EPS (non-GAAP)

in Millions
except EPS

Quarterly Results[1]



$0.66
$0.73
$1.04
$2.10
Q1FY14
Q2FY14
Q3FY14
Q4FY14

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Non-GAAP Net Income	$25.1	$27.9	$39.6	$80.4
Non-GAAP EPS - diluted	$0.66	$0.73	$1.04	$2.10
GAAP Net Income	$17.8	$14.7	$37.7	$109.8
GAAP EPS - diluted	$0.47	$0.38	$0.99	$2.87
Weighted Average Shares Outstanding	38,171	38,180	38,228	38,274

Fiscal Year Results[1]



$5.04
$4.52
FY13
FY14

	FY13	FY14
Non-GAAP Net Income	$197.5	$173.0
Non-GAAP EPS - diluted	$5.04	$4.52
GAAP Net Income	$176.3	$179.9
GAAP EPS - diluted	$4.50	$4.71
Weighted Average Shares Outstanding	39,180	38,228

[1]See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

Cash Conversion Cycle



41
40
44
37
34
31
34
29
25
21
24
19
(50)
(50)
(54)
(47)
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Days Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days Payables Outstanding

Tech Data
The Difference in Distribution

Cash Flow and Balance Sheet Highlights

$ in Millions


Cash Flow
$379
$258
$134
$113
-$126
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Cumulative Cash Flow from Operations
Cash Flow from Operations


Debt to Total Capital
17%
17%
17%
16%

	Q1FY14	Q2FY14	Q3FY14	Q4FY14
Debt	$389	$395	$400	$398
Equity	$1,888	$1,903	$1,993	$2,099
Debt to Total Capital ratio	17%	17%	17%	16%

Tech Data
The Difference in Distribution

Return On Invested Capital[1]



Benchmark Weighted
Average Cost of Capital
~10%
10%
10%
9%
10%
Q1FY14
Q2FY14
Q3FY14
Q4FY14

[1] See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.

Tech Data
The Difference in Distribution

Customer and Product Mix

Customers[1]

% of total sales



Retail/Direct Marketers 28%
VARs 51%
Corporate Resellers 21%

Products[1]

% of total sales



Software 18%
Mobility 9%
Broadline 46%
Data Center 23%
Consumer Electronics 4%

[1]Company estimates for the 12-months ended January 31, 2014.

APPENDIX

GAAP to Non-GAAP Reconciliation
SG&A

Selling, general and administrative ("SG&A") (In thousands)	Three months ended April 30, 2013	Three months ended July 31, 2013	Three months ended October 31, 2013	Three months ended January 31, 2014	Fiscal year ended January 31, 2014
Net Sales	**$ 6,147,757**	**$ 6,327,476**	**$ 6,373,564**	**$ 7,973,107**	**$ 26,821,904**
GAAP SG&A expenses	$ 283,360	$ 275,018	$ 270,131	$ 288,044	**$ 1,116,553**
Acquisition-related amortization of intangibles	(7,219)	(7,205)	(7,407)	(7,313)	(29,144)
Non-GAAP SG&A expenses	**$ 276,141**	**$ 267,813**	**$ 262,724**	**$ 280,731**	**$ 1,087,409**
GAAP SG&A percentage of net sales	**4.61%**	**4.35%**	**4.24%**	**3.61%**	**4.16%**
Non- GAAP SG&A percentage of net sales	**4.49%**	**4.23%**	**4.12%**	**3.52%**	**4.05%**

Selling, general and administrative ("SG&A") (In thousands)	Three months ended April 30, 2012	Three months ended July 31, 2012	Three months ended October 31, 2012	Three months ended January 31, 2013	Fiscal year ended January 31, 2013
Net Sales	**$ 5,910,063**	**$ 5,968,419**	**$ 6,037,475**	**$ 7,442,372**	**$ 25,358,329**
GAAP SG&A expenses	$ 240,950	$ 242,282	$ 242,484	$ 284,156	**$ 1,009,872**
Acquisition-related amortization of intangibles	(3,345)	(3,183)	(3,181)	(7,365)	(17,074)
Non-GAAP SG&A expenses	**$ 237,605**	**$ 239,099**	**$ 239,303**	**$ 276,791**	**$ 992,798**
GAAP SG&A percentage of net sales	**4.08%**	**4.06%**	**4.02%**	**3.82%**	**3.98%**
Non- GAAP SG&A percentage of net sales	**4.02%**	**4.01%**	**3.96%**	**3.72%**	**3.92%**

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income - Q1 FY14

(In thousands)	Q1 FY14 - Three months ended April 30, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,292,782**	**$ 3,854,975**		**$ 6,147,757**
GAAP operating income[1]	$ 27,231	$ 11,891	$ (3,091)	$ 36,031
Restatement expenses	1,760	1,263		3,023
Acquisition-related amortization of intangibles	-	7,219		7,219
Total non-GAAP operating income adjustments	1,760	8,482		10,242
Non-GAAP operating income	**$ 28,991**	**$ 20,373**	**$ (3,091)**	**$ 46,273**
GAAP operating margin	**1.19%**	**0.31%**		**0.59%**
Non-GAAP operating margin	**1.26%**	**0.53%**		**0.75%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – Q2 FY14

(In thousands)	Q2 FY14 - Three months ended July 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,624,546**	**$ 3,702,930**		**$ 6,327,476**
GAAP operating income[1]	$ 31,988	$ 98	$ (2,227)	$ 29,859
Restatement expenses	3,006	7,957		10,963
Acquisition-related amortization of intangibles	-	7,205		7,205
Total non-GAAP operating income adjustments	3,006	15,162		18,168
Non-GAAP operating income	**$ 34,994**	**$ 15,260**	**$ (2,227)**	**$ 48,027**
GAAP operating margin	**1.22%**	**0.00%**		**0.47%**
Non-GAAP operating margin	**1.33%**	**0.41%**		**0.76%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation Operating Income – Q3 FY14

(In thousands)	Q3 FY14 - Three months ended October 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,571,750**	**$ 3,801,814**		**$ 6,373,564**
GAAP operating income[1]	$ 53,297	$ 12,214	$ (1,631)	$ 63,880
Restatement expenses	3,331	11,648		14,979
Acquisition-related amortization of intangibles	-	7,407		7,407
LCD settlement	(22,914)	-		(22,914)
Total non-GAAP operating income adjustments	(19,583)	19,055		(528)
Non-GAAP operating income	**$ 33,714**	**$ 31,269**	**$ (1,631)**	**$ 63,352**
GAAP operating margin	**2.07%**	**0.32%**		**1.00%**
Non-GAAP operating margin	**1.31%**	**0.82%**		**0.99%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – Q4 FY14

(In thousands)	Q4 FY14 - Three months ended January 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,699,540**	**$ 5,273,567**		**$ 7,973,107**
GAAP operating income[1]	$ 43,627	$ 56,025	$ (1,909)	$ 97,743
Restatement expenses	5,130	19,696		24,826
Acquisition-related amortization of intangibles	170	7,143		7,313
LCD settlement	(12,597)	-		(12,597)
Total non-GAAP operating income adjustments	(7,297)	26,839		19,542
Non-GAAP operating income	**$ 36,330**	**$ 82,864**	**$ (1,909)**	**$ 117,285**
GAAP operating margin	**1.62%**	**1.06%**		**1.23%**
Non-GAAP operating margin	**1.35%**	**1.57%**		**1.47%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation Operating Income – FY14

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	FY14 - Twelve months ended January 31, 2014			
Net Sales	**$ 10,188,618**	**$ 16,633,286**		**$ 26,821,904**
GAAP operating income[1]	$ 156,143	$ 80,228	$ (8,858)	$ 227,513
Restatement expenses	13,227	40,564		53,791
Acquisition-related amortization of intangibles	170	28,974		29,144
LCD settlement	(35,511)	-		(35,511)
Total non-GAAP operating income adjustments	(22,114)	69,538		47,424
Non-GAAP operating income	**$ 134,029**	**$ 149,766**	**$ (8,858)**	**$ 274,937**
GAAP operating margin	**1.53%**	**0.48%**		**0.85%**
Non-GAAP operating margin	**1.32%**	**0.90%**		**1.03%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – Q1 FY13

(In thousands)	Q1 FY13 - Three months ended April 30, 2012			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,457,488**	**$ 3,452,575**		**$ 5,910,063**
GAAP operating income[1]	$ 49,778	$ 35,621	$ (2,941)	$ 82,458
Acquisition-related amortization of intangibles		3,345		3,345
Non-GAAP operating income	**$ 49,778**	**$ 38,966**	**$ (2,941)**	**$ 85,803**
GAAP operating margin	**2.03%**	**1.03%**		**1.40%**
Non-GAAP operating margin	**2.03%**	**1.13%**		**1.45%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference is Distribution

GAAP to Non-GAAP Reconciliation Operating Income – Q2 FY13

(In thousands)	Q2 FY13 - Three months ended July 31, 2012			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,407,168**	**$ 3,561,251**		**$ 5,968,419**
GAAP operating income[1]	$ 29,868	$ 34,109	$ (3,666)	$ 60,311
Acquisition-related amortization of intangibles		3,183		3,183
Non-GAAP operating income	**$ 29,868**	**$ 37,292**	**$ (3,666)**	**$ 63,494**
GAAP operating margin	**1.24%**	**0.96%**		**1.01%**
Non-GAAP operating margin	**1.24%**	**1.05%**		**1.06%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation Operating Income – Q3 FY13

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Q3 FY13 - Three months ended October 31, 2012			
Net Sales	**$ 2,368,243**	**$ 3,669,232**		**$ 6,037,475**
GAAP operating income[1]	$ 32,624	$ 34,516	$ (3,545)	$ 63,595
Acquisition-related amortization of intangibles		3,181		3,181
Non-GAAP operating income	**$ 32,624**	**$ 37,697**	**$ (3,545)**	**$ 66,776**
GAAP operating margin	**1.38%**	**0.94%**		**1.05%**
Non-GAAP operating margin	**1.38%**	**1.03%**		**1.11%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – Q4 FY13

(In thousands)	Q4 FY13 - Three months ended January 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,590,616**	**$ 4,851,756**		**$ 7,442,372**
GAAP operating income[1]	$ 37,785	$ 23,035	$ (3,464)	$ 57,356
Acquisition-related amortization of intangibles	-	7,365		7,365
VAT Assessment	-	29,462		29,462
Total non-GAAP operating income adjustments	-	36,827		36,827
Non-GAAP operating income	**$ 37,785**	**$ 59,862**	**$ (3,464)**	**$ 94,183**
GAAP operating margin	**1.46%**	**0.47%**		**0.77%**
Non-GAAP operating margin	**1.46%**	**1.23%**		**1.27%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Operating Income – FY13

(In thousands)	FY13 - Twelve months ended January 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 9,823,515**	**$ 15,534,814**		**$ 25,358,329**
GAAP operating income[1]	$ 150,055	$ 127,281	$ (13,616)	$ 263,720
Acquisition-related amortization of intangibles	-	17,074		17,074
VAT Assessment	-	29,462		29,462
Total non-GAAP operating income adjustments	-	46,536		46,536
Non-GAAP operating income	**$ 150,055**	**$ 173,817**	**$ (13,616)**	**$ 310,256**
GAAP operating margin	**1.53%**	**0.82%**		**1.04%**
Non-GAAP operating margin	**1.53%**	**1.12%**		**1.22%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation - Net Income & EPS

(In thousands, except per share data)	Three months ended											
	April 30, 2013			July 31, 2013			October 31, 2013			January 31, 2014		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 36,031	$ 17,760	$ 0.47	$ 29,859	$ 14,695	$ 0.38	$ 63,880	$ 37,716	$ 0.99	$ 97,743	$ 109,761	$ 2.87
LCD settlement	-	-	-	-	-	-	(22,914)	(14,207)	(0.37)	(12,597)	(7,810)	(0.20)
Acquisition-related amortization of intangibles	7,219	5,280	0.14	7,205	5,270	0.14	7,407	5,418	0.14	7,313	5,337	0.14
Restatement expenses	3,023	2,061	0.05	10,963	7,886	0.21	14,979	10,710	0.28	24,826	18,381	0.48
DTA adjustment	-	-	-	-	-	-	-	-	-	-	(45,303)	(1.18)
Total non-GAAP adjustments	10,242	7,341	0.19	18,168	13,156	0.35	(528)	1,921	0.05	19,542	(29,395)	(0.77)
Non-GAAP results	$ 46,273	$ 25,101	$ 0.66	$ 48,027	$ 27,851	$ 0.73	$ 63,352	$ 39,637	$ 1.04	$ 117,285	$ 80,366	$ 2.10

(In thousands, except per share data)	Three months ended											
	April 30, 2012			July 31, 2012			October 31, 2012			January 31, 2013		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 82,458	$ 54,178	$ 1.30	$ 60,311	$ 34,699	$ 0.89	$ 63,595	$ 42,937	$ 1.13	$ 57,356	$ 44,441	1.17
Acquisition-related amortization of intangibles	3,345	2,476	0.06	3,183	2,357	0.06	3,181	2,349	0.06	7,365	5,377	0.14
VAT assessment and interest expense	-	-	-	-	-	-	-	-	-	29,462	33,766	0.89
DTA adjustment	-	-	-	-	-	-	-	-	-	-	(25,128)	(0.66)
Total non-GAAP adjustments	3,345	2,476	0.06	3,183	2,357	0.06	3,181	2,349	0.06	36,827	14,015	0.37
Non-GAAP results	$ 85,803	$ 56,654	$ 1.36	$ 63,494	$ 37,056	$ 0.95	$ 66,776	$ 45,286	$ 1.19	$ 94,183	$ 58,456	$ 1.53

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation
Net Income & EPS

(In thousands, except per share data)	Twelve months ended January 31, 2014 Operating Income	2014 Net Income	2014 Diluted EPS	2013 Operating Income	2013 Net Income	2013 Diluted EPS
GAAP results	$ 227,513	$ 179,932	4.71	$ 263,720	$ 176,255	4.50
LCD settlement	(35,511)	(22,017)	(0.58)	-	-	-
Acquisition-related amortization of intangibles	29,144	21,305	0.56	17,074	12,559	0.32
Restatement expenses	53,791	39,038	1.02	-	-	-
VAT assessment and interest expense	-	-	-	29,462	33,766	0.86
DTA adjustment	-	(45,303)	(1.19)	-	(25,128)	(0.64)
Total non-GAAP adjustments	47,424	(6,977)	(0.19)	46,536	21,197	0.54
Non-GAAP results	**$ 274,937**	**$ 172,955**	**$ 4.52**	**$ 310,256**	**$ 197,452**	**$ 5.04**

Tech Data
The Difference in Distribution

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\dfrac{\text{TTM Net Operating Profit After Tax}}{\text{Average Invested Capital – Average Cash}}$

	Twelve months ended			
	April 30, 2013	July 31, 2013	October 31, 2013	January 31, 2014
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$ 270,729	$255,261	$251,836	$274,937
Non-GAAP effective tax rate	30.5%	31.0%	32.9%	31.5%
Non-GAAP NOPAT	$ 188,157	$176,130	$168,982	$188,332
Average Invested Capital:				
Short-term debt (5-qtr average)	$ 67,365	$69,426	$71,074	$66,601
Long-term debt (5-qtr average)	234,882	294,156	354,271	354,242
Non-GAAP Shareholders' Equity (5-qtr average)	1,897,196	1,877,431	1,919,025	1,973,198
Total average capital	2,199,443	2,241,013	2,344,370	2,394,041
Less: Cash (5-qtr average)	(357,082)	(392,544)	-439,668	-459,011
Average invested capital less average cash	$ 1,842,361	$1,848,469	$1,904,702	$1,935,030
ROIC	**10%**	**10%**	**9%**	**10%**

** Trailing Twelve Months is abbreviated as TTM.*

Tech Data
The Difference in Distribution